Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Deepwater Frontier Tech ETF
(the “Fund”)

Dated September 29, 2025

Supplement to the Prospectus, Summary Prospectus and Statement
of Additional Information (“SAI”) for the Fund
dated February 28, 2025

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about November 28, 2025 (the “Effective Date”).

The Board of Trustees of the Trust considered and voted to approve certain changes to the Fund, including: (i) changing the Fund from a passively-managed ETF to an actively-managed ETF; (ii) changing the investment objective of the Fund; (iii) changing the investment strategies of the Fund; (iv) changing the Fund’s policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Names Rule Policy”); and (v) appointing Deepwater Asset Management, LLC (“Deepwater”) as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Deepwater and Innovator Capital Management, LLC. Further details regarding each of these changes is provided below.

	Old	New
Fund Structure	Passively-managed ETF	Actively-managed ETF
Investment Objective	The Fund seeks to track, before fees and expenses, the performance of the Deepwater Frontier Tech Index (the “Index”).	The Fund seeks to provide capital appreciation.
Names Rule Policy	The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in the securities that comprise the Index.	The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in the equity securities of companies it considers to be on the frontier of the development of new technologies (“Frontier Tech Companies”).
Investment Sub-Advisers	Penserra Capital Management LLC	Penserra Capital Management LLC Deepwater Asset Management, LLC

Additionally, the Fund’s principal investment strategies and principal risks have been updated with corresponding changes to reflect the above.

Deepwater is a registered investment adviser with its offices at 21 N. Third St., #250, Minneapolis, MN 55401. The appointment of Deepwater as an investment sub-adviser to the Fund will be effective as of the Effective Date. In accordance with the Trust’s manager of managers exemptive order received from the Securities and Exchange Commission (the “SEC”), additional details about the sub-adviser will be made available to shareholders within 90 days of the effective date. In connection with the appointment of the additional sub-adviser, Gene Munster and Doug Clinton join Dustin Lewellyn, Ernesto Tong and Christine Johanson as portfolio managers to the Fund. The portfolio managers are primarily and jointly responsible for the management of the Fund. Additional information regarding Messrs. Munster and Clinton are below.

Gene Munster. Mr. Munster is a Managing Partner and Co-founder of Deepwater. Mr. Munster has served in this capacity since founding the firm in July 2017. Prior to joining Deepwater, Mr. Munster spent 21 years at Piper Jaffray where he served as a managing director and senior equity research analyst.

Doug Clinton. Mr. Clinton is a Managing Partner and Co-founder of Deepwater. Mr. Clinton has served in this capacity since co-founding the firm in July 2017. Mr. Clinton also serves as a member of the Investment Committee for Deepwater. Prior to joining Deepwater, Mr. Clinton worked as an equity research analyst at Piper Jaffray.

The above summary of the anticipated changes is qualified in its entirety by the more detailed discussion that will appear in the revised prospectus and summary prospectus, which investors should read in its entirety when it becomes available. The Fund will file a revised prospectus and statement of additional information with the SEC, which will reflect the changes contemplated herein, and will be available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and Statement of Additional of Information free of charge, upon request, by calling (800) 208-5212 or visiting innovatoretfs.com.

Please Keep This Supplement With Your Prospectus, Summary Prospectus and
Statement of Additional Information For Future Reference